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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2006 - April 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

April 30, 2007

Classes A, B, C, I, and O

Global Equity Fund

■	ING Global Science and Technology Fund

International Equity Fund

■	ING International Equity Fund

        (formerly, ING International Growth Fund)

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

The year is far from over but already investors have witnessed some remarkable events. The bad news came in the form of global market tremors that followed February’s single-day freefall in Chinese stocks. There was also fallout following a downturn in the U.S. sub-prime mortgage industry.

But there have also been many positive developments as well. Here at home, the U.S. Federal Reserve Board appears confident about the future and, so far this year, we have seen several record-setting days in the markets. The news has been even better for international markets. Some analysts believe valuations remain more attractive in Europe and in emerging markets than those in the U.S. and are predicting continued growth in a number of countries including France, Germany and Japan.

What do we make of these contrasting signals? When friends and colleagues in the industry voice concerns about such seemingly divergent signposts, I remind them that such events underscore the importance of a well-diversified investment strategy. Study after study shows that a portfolio allocated across a diverse group of asset classes and investment sectors can help provide an investor with solid footing for the long-term, despite the short-term commotions.

We at ING Funds remain committed to providing our clients with a diverse and comprehensive line-up of innovative investment products, including a range of global and international investment solutions and retirement products — all designed for the long-term. Whatever your investing goals, we look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews

President

ING Funds

May 1, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2007

In our last annual report, we described global equities markets recovering after a pullback due to interest rate concerns. The first half of the current fiscal year also saw investors knocked off balance, but this time it was a distant market generally closed to them that caused the scare. The China stock market had practically doubled in 2006 and the long expected correction eventually came on February 27, 2007 when the Shanghai Composite Index fell 9%. The effect on sentiment was to shake relative risk strategies worldwide. Yet, by the end of April much of the effect had faded and reversed itself as investors’ attention reverted to local issues. The Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) gained 9.7% for the half year. And the China market ended 26% higher than on February 26, 2007.

In currencies the dollar suffered from expectations that European interest rates would rise faster than those in the U.S., losing 6.5% against the euro, which reached a new all time high on April 27, 2007, and 4.65% against the pound. The yen however was buffeted by the “carry trade”: speculators borrow in yen at tiny interest rates and buy higher yielding securities in other currencies, often leveraged, riskily betting that the yen will not strengthen. Thus, the dollar gained 2.2% against the yen.

U.S. equities, represented by the Standard and Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”), entered the new fiscal year against a backdrop of a stable federal funds rate since June 2006 and a slowing economy dragged by a slumping housing market. By the end of December 2006, this was showing some signs of bottoming out with unexpectedly good new and existing home sales figures reported in the last few days of 2006, along with rebounding consumer confidence. Early reports in 2007, sustained this view and estimated fourth quarter 2006 gross domestic product (“GDP”) growth was an impressive 3.5%.

However, from February it soon became apparent that the improvement in housing figures had only reflected the mild weather of early winter. New housing starts, sales and prices were now falling. GDP growth was sharply revised down below 3%. To make matters worse the country’s largest sub-prime mortgage lenders were reporting major losses.

Despite all this and a 3.5% drop in reaction to events in China, the S&P 500® Index held up well. Fourth quarter 2006 earnings figures showed a 14th straight double digit average increase, while the next merger or acquisition to revive investors’ spirits never seemed far away. The Federal Open Market Committee (“FOMC”), removed its tightening bias on March 21, 2007. By that time, the consensus was that sub-prime distress would be unlikely to spread to the broad economy. April was the best month for the market since 2003, even as the initial estimate of first quarter 2007 GDP growth was a slim 1.3%. For the half year, the S&P 500® Index returned 8.6% including dividends and ended just 3% below its record set more than seven years earlier.

Investors in international equities also enjoyed good to excellent returns based on MSCI indices. In Japan the economic recovery was losing impetus as our fiscal year started. Growth was only coming from exports and capital spending. Consumers were not participating despite the lowest unemployment rate, 4% since 1998 and prices that were barely rising. Yet business confidence remained high and profits healthy. And when a rebound in GDP growth at the fastest quarterly rate in three years was announced, supported at last by the consumer, it seemed the corner had been turned. The MSCI index was up over 13% for the fiscal year when the China market dropped. Most of that gain was erased over the next few days, before a succession of mixed economic reports, including the first year over year increase in land prices for 16 years, but also the resumption of consumer price deflation, allowed only partial retracement. For the six-month period, the MSCI Japan® Index(3) advanced 6.9%.

European ex UK markets at first bore some similarity. The Eurozone’s GDP growth was running out of steam and the third quarter’s annualized rate fell to 2%. Other headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates twice and the rise in German sales tax should have dampened sentiment. Yet business confidence stayed buoyant and cheered by extensive merger and acquisition activity, markets in this region proved the most resilient of the major groupings in the face of China’s sharp fall. While a 10% gain almost vanished within days, the environment for stocks had improved due unexpectedly to the fastest GDP growth in years and the lowest unemployment for the Eurozone since records began. The MSCI Europe ex UK® Index(4) raced to a 13.6% return for the half year.

In the UK, the MSCI UK® Index(5) was more subdued, rising 7.8% over the six months. The price of housing continued to power ahead with average prices up more than 10% in 2006. This and a robust service sector

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2007

appear to have raised the UK’s growth trajectory with fourth quarter 2006 GDP 3% higher than a year earlier and first quarter 2007 2.9% higher. The problem has been an acceleration of inflation to 3.1%, the highest in ten years, two interest rate increases by the Bank of England to 5.25% and the certainty of more to come if inflation does not subside. Again however, it was widespread, large-scale mergers and acquisitions energizing a market that clawed back all of its 6% loss after February 27, 2007 and more.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	PORTFOLIO MANAGERS’ REPORT

ING Global Science and Technology Fund (the ‘‘Fund’’) seeks long-term capital appreciation. The Fund is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, Ph.D., Managing Director and Portfolio Manager and Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.85% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (‘‘S&P 500® Index’’) and the NYSE Arca Tech 100 Index®(2), which returned 8.60% and 9.14%, respectively, for the same period.

Portfolio Specifics: Stocks finished the six-month period ended April 30, 2007, in solid positive territory, despite being subjected to heightened volatility along the way. The NYSE Arca Tech 100 Index® posted a 9.14% gain during the period, with most major sectors of the Index turning in positive returns. The industrials and information technology sectors were the best performers, while the consumer discretionary and healthcare sectors were laggards. During the period, the Fund underperformed the benchmark as weakness in the information technology and healthcare sectors offset relative strength in telecommunications, consumer discretionary and industrials.

In the information technology sector, stock selection within the software, IT services, and communications equipment industries significantly detracted from relative returns during the period. Software stocks such as NSD Co., Ltd. and BEA Systems, Inc. declined sharply, outweighing the positive effects of an overweight to Autonomy Corp. Conversely, stock selection in semiconductors as well as an overweight to the internet software and services industry were notable positive contributors to relative returns. An underweight to poor performing Advanced Micro Devices, Inc. and a significant overweight to Agere Systems and STATS ChipPAC Ltd. all contributed positively to relative returns. Agere Systems returned 33% for the period as it benefited significantly from its merger with LSI Logic in an all stock transaction valued at approximately $4.0 billion.

In the healthcare sector, stock selection was negative in healthcare equipment & supplies, outweighing the positive selection results in the life sciences tools & services industry. Our overweight to Varian Medical Systems, Inc. and The Cooper Companies, Inc. hurt performance in healthcare equipment & supplies as these stocks decreased 16% and 23%, respectively. Moreover, our lack of exposure to significant benchmark holding St. Jude Medical, Inc. hampered returns as the security gained 25% during the period. An overweight to the pharmaceuticals industry had a negative impact on performance compared with the benchmark, as it was one of worst performing industries in our benchmark. In contrast, good stock selection in both pharmaceuticals and biotechnology helped performance. In particular, our underweights to some of the poor performing stocks aided returns. Specifically, underweight positions in Amgen, Inc., Genzyme Corp., and Genentech Inc. contributed to relative performance as these securities fell 16%, 3%, and 4%, respectively.

The Fund’s allocation to telecommunication services names continues to have a positive effect on relative performance. India based Bharti Airtel Ltd. generated a 67% return for the period as its wireless business continues to gain market share despite stiffening competition.

Current Strategy and Outlook: With about 63% of the Fund invested in information technology at the end of April 2007, the Fund maintains its underweight to the sector. However, we believe that a cyclical bottom could be approaching as inventory levels are beginning to decrease. The Fund maintains an overweight to telecommunication services names as strong global growth and rising average revenue per user continue to be a catalyst. Sector positioning regarding healthcare remained relatively neutral to the benchmark throughout the period largely due to the uncertainty created by the newly elected U.S. Democratic Congress and increased risk of reimbursement pressures for various products and services within the sector. The portfolio management team will continue to search for select opportunities within the sector.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)

The NYSE Arca Tech 100 IndexSM, formerly known as the PSE Technology Index, is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of April 30, 2007

(as a percent of net assets)

DST Systems, Inc.	2.4%
Apple, Inc.	2.4%
International Business Machines Corp.	2.2%
Google, Inc.	1.9%
Cisco Systems, Inc.	1.8%
Qualcomm, Inc.	1.4%
KLA-Tencor Corp.	1.4%
America Movil SA de CV ADR	1.3%
Microsoft Corp.	1.3%
Genentech, Inc.	1.2%

*	Excludes short-term investments related to U.S. government agency obligation and securities lending collateral.

Portfolio holdings are subject to change daily.

ING INTERNATIONAL EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

ING International Equity Fund(1) (the ‘‘Fund’’) seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund is managed by Carl Ghielen, Portfolio Manager and Martin Jansen, Portfolio Manager, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.96% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Index(2) (‘‘MSCI EAFE® Index’’) which returned 15.46% for the same period.

Portfolio Specifics: International markets performed strongly through February 2007. However, tightening global liquidity, and a regulatory scare initiated by the Chinese government as part of an attempt to cool its overheated domestic market led to a sharp global sell-off in equities in late February and early March. Spurred by robust merger and acquisition activity in Europe and sustained international growth, international markets recovered strongly and recorded record highs by the end of the reporting period.

Selection in energy significantly benefited returns and selection in industrials also bolstered performance. An overweight in consumer staples combined with favorable selection added value. Our allocation to non-benchmark emerging markets also contributed materially.

In contrast, security selection in developed Asia and Europe hurt returns. Sector allocation, excluding the negative impact of residual cash in a strongly rising market, was modestly negative due mainly to our modest underweight of the relatively strong materials sector. In Japan, our position in financials acted as a drag. Adverse selection in telecommunication services also detracted from returns. Sector stock selection in technology and consumer discretionary also detracted from performance.

On an individual security basis, Hochtief AG, a German construction company, saw its share price appreciate after announcing that it would exceed its profit target, due in part to increasing Asian demand. Sumitomo Metal Industries Ltd., a Japanese steel producer, rose in tandem with surging metal prices and increased demand from China. Veolia Environmental, France’s largest water company, rose on increased first quarter revenue and increased merger and acquisition activity in European utilities.

In contrast, shares of Mitsubishi UFJ Financial Group Inc., a leading Japanese bank, reacted negatively after the company had to refund excessive interest charges to its customers. The share price of Kenedix Inc., a Japanese real estate services company, slid after announcing lower first quarter profits. HSBC Holdings PLC, a British banking corporation, fell after it announced its exposure to the U.S. sub-prime mortgage market was curbing earnings growth. Astra Zeneca PLC, a London-based pharmaceutical company, suffered from lower earnings growth and disappointing news regarding its drug pipeline.

Current Strategy and Outlook: We are currently overweight utilities, energy, healthcare, telecommunication services, and consumer staples and underweight financials, materials and consumer discretionary. We maintain a modest emerging market exposure, and a modest underweight position in Europe and Asia Pacific ex-Japan. The Fund is valued slightly cheaper on a price-to-earnings basis than the benchmark, but its stocks in aggregate have generated a higher historic growth rate. Embedded in our selection is the expectation that a combination of defensive growth stocks and undervalued cyclical stocks should, in our opinion, perform relatively well in an environment of interest rate uncertainty and steady but lower earnings growth.

(1)	Effective February 28, 2007, the Fund changed its name from ING International Growth Fund to ING International Equity Fund.

(2)

The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of April 30, 2007

(as a percent of net assets)

HSBC Holdings PLC	3.1%
Roche Holding AG	2.3%
Nestle SA	2.1%
Royal Dutch Shell PLC - Class B	2.0%
Siemens AG	1.9%
UBS AG - Reg	1.9%
Total SA	1.8%
GlaxoSmithKline PLC	1.8%
Deutsche Bank AG	1.6%
Societe Generale	1.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2006 to April 30, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Global Science and Technology Fund	Beginning Account Value November 1, 2006	Ending Account Value April 30, 2007	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2007*
Actual Fund Return
Class A	$1,000.00	$1,068.50	1.75%	$ 8.98
Class B	1,000.00	1,064.90	2.50	12.80
Class C	1,000.00	1,062.80	2.50	12.79
Class I	1,000.00	1,067.30	1.50	7.69
Class O	1,000.00	1,066.10	1.75	8.96
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.12	1.75%	$ 8.75
Class B	1,000.00	1,012.40	2.50	12.47
Class C	1,000.00	1,012.40	2.50	12.47
Class I	1,000.00	1,017.36	1.50	7.50
Class O	1,000.00	1,016.12	1.75	8.75

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING International Equity Fund	Beginning Account Value November 1, 2006	Ending Account Value April 30, 2007	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2007*
Actual Fund Return
Class A	$1,000.00	$1,129.60	1.60%	$ 8.45
Class B	1,000.00	1,125.20	2.35	12.38
Class C	1,000.00	1,124.90	2.35	12.38
Class I	1,000.00	1,129.80	1.35	7.13
Class O	1,000.00	1,128.60	1.60	8.44
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.86	1.60%	$ 8.00
Class B	1,000.00	1,013.14	2.35	11.73
Class C	1,000.00	1,013.14	2.35	11.73
Class I	1,000.00	1,018.10	1.35	6.76
Class O	1,000.00	1,016.86	1.60	8.00

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED)

	ING Global Science and Technology Fund	ING International Equity Fund
ASSETS:
Investments in securities at value†*	$76,405,143	$125,513,137
Short-term investments in affiliates at amortized cost	—	3,400,000
Short-term investments at amortized cost	19,610,344	1,006,473
Cash	881,960	257,461
Foreign currencies at value**	848,859	99,657
Receivables:
Investment securities sold	1,455,351	—
Fund shares sold	134,280	380,899
Dividends and interest	48,019	447,810
Unrealized appreciation on forward foreign currency contracts	48,394	—
Prepaid expenses	35,216	36,936
Reimbursement due from manager	13,759	62,475

Total assets	99,481,325	131,204,848

LIABILITIES:
Payable for investment securities purchased	2,169,650	—
Payable for fund shares redeemed	89,888	242,441
Payable upon receipt of securities loaned	18,010,568	805,473
Unrealized depreciation on forward foreign currency contracts	122,591	—
Payable to affiliates	96,906	127,369
Payable for directors fees	17,769	4,769
Other accrued expenses and liabilities	87,591	64,784

Total liabilities	20,594,963	1,244,836

NET ASSETS	$78,886,362	$129,960,012

NET ASSETS WERE COMPRISED OF:
Paid-in capital	186,669,400	144,119,009
Undistributed net investment income (accumulated net investment loss)	(485,647)	578,172
Accumulated net realized loss on investments and foreign currency related transactions	(121,043,222)	(35,098,128)
Net unrealized appreciation on investments and foreign currency related transactions	13,745,831	20,360,959

NET ASSETS	$78,886,362	$129,960,012

† Including securities loaned at value	$17,296,627	$788,510
* Cost of investments in securities	$62,583,959	$105,157,359
** Cost of foreign currencies	$850,326	$100,115

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

	ING Global Science and Technology Fund	ING International Equity Fund
Class A:
Net assets	$32,179,138	$29,862,236
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	6,882,724	2,480,932
Net asset value and redemption price per share	$4.68	$12.04
Maximum offering price per share (5.75%)(1)	$4.97	$12.77

Class B:
Net assets	$10,175,303	$4,744,388
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	2,298,848	404,233
Net asset value and redemption price per share(2)	$4.43	$11.74
Maximum offering price per share	$4.43	$11.74

Class C:
Net assets	$2,727,481	$2,502,339
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	619,950	213,243
Net asset value and redemption price per share(2)	$4.40	$11.73
Maximum offering price per share	$4.40	$11.73

Class I:
Net assets	$4,679,650	$6,772,937
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	982,491	559,596
Net asset value and redemption price per share	$4.76	$12.10
Maximum offering price per share	$4.76	$12.10

Class O:
Net assets	$29,124,790	$86,078,112
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	6,220,173	7,165,341
Net asset value and redemption price per share	$4.68	$12.01
Maximum offering price per share	$4.68	$12.01

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deffered sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

	ING Global Science and Technology Fund	ING International Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$201,074	$1,466,966
Interest(1)	35,753	92,805
Securities lending income	7,285	838
Settlement income	—	9,999

Total investment income	244,112	1,570,608

EXPENSES:
Investment management fees	408,187	502,348
Distribution and service fees:
Class A	40,683	36,580
Class B	52,681	23,649
Class C	17,109	11,075
Class O	34,338	94,142
Transfer agent fees	183,000	191,690
Administrative service fees	31,100	47,282
Shareholder reporting expense	41,409	39,325
Registration fees	29,843	32,353
Professional fees	26,768	19,200
Custody and accounting expense	12,851	31,856
Directors fees	1,954	3,314
Miscellaneous expense	3,920	4,994

Total expenses	883,843	1,037,808
Net waived and reimbursed fees	(155,483)	(76,534)

Net expenses	728,360	961,274

Net investment income (loss)	(484,248)	609,334

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	3,858,386	8,744,937
Foreign currency related transactions	(32,053)	13,386

Net realized gain on investments and foreign currency related transactions	3,826,333	8,758,323

Net change in unrealized appreciation or depreciation on:
Investments	1,761,398	4,902,250
Foreign currency related transactions	(97,000)	2,266

Net change in unrealized appreciation or depreciation on investments	1,664,398	4,904,516

Net realized and unrealized gain on investments and foreign currency related transactions	5,490,731	13,662,839

Increase in net assets resulting from operations	$5,006,483	$14,272,173

* Foreign taxes withheld	$8,456	$129,686

(1)	Interest at April 30, 2007 includes interest from affiliates of $2,025 for ING International Equity Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Science and Technology Fund		ING International Equity Fund
	Six Months Ended April 30, 2007	Year Ended October 31, 2006	Six Months Ended April 30, 2007	Year Ended October 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$(484,248)	$(810,266)	$609,334	$1,535,071
Net realized gain on investments and foreign currency related transactions	3,826,333	10,339,964	8,758,323	7,831,174
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,664,398	193,388	4,904,516	8,841,911

Net increase in net assets resulting from operations	5,006,483	9,723,086	14,272,173	18,208,156

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(392,209)	(370,971)
Class B	—	—	(35,134)	(25,693)
Class C	—	—	(16,769)	(8,444)
Class I	—	—	(104,940)	(96,457)
Class O	—	—	(985,893)	(478,388)

Total distributions	—	—	(1,534,945)	(979,953)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,322,221	31,395,139	28,865,943	55,921,464
Dividends reinvested	—	—	1,443,572	929,957

	13,322,221	31,395,139	30,309,515	56,851,421
Cost of shares redeemed	(17,483,332)	(36,372,403)	(20,663,804)	(37,331,914)

Net increase (decrease) in net assets resulting from capital share transactions	(4,161,111)	(4,977,264)	9,645,711	19,519,507

Net increase in net assets	845,372	4,745,822	22,382,939	36,747,710

NET ASSETS:
Beginning of period	78,040,990	73,295,168	107,577,073	70,829,363

End of period	$78,886,362	$78,040,990	$129,960,012	$107,577,073

Undistributed net investment income (accumulated net investment loss) at end of period	$(485,647)	$(1,399)	$578,172	$1,503,783

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30, 2007	Year Ended October 31,		Five Months Ended October 31, 2004(1)	Year Ended May 31,		Seven Months Ended May 31, 2002(2)
		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$4.38	3.83	3.47	3.61	3.07	3.82	3.88
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.04)	(0.04)	(0.02)	(0.06)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	$0.33	0.59	0.40	(0.12)	0.60	(0.73)	(0.02)
Total from investment operations	$0.30	0.55	0.36	(0.14)	0.54	(0.75)	(0.06)
Net asset value, end of period	$4.68	4.38	3.83	3.47	3.61	3.07	3.82
Total Return(3)%	6.85	14.36	10.37	(3.88)	17.59	(19.63)	(1.55)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$32,179	34,249	32,146	32,782	35,601	29,539	10,341
Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	2.15	2.09	2.10	2.04	2.25	3.03	2.60
Net expenses after expense reimbursement(4)(5)%	1.75	1.75	1.75	1.75	1.82	1.75	1.75
Net investment loss after expense reimbursement(4)(5)%	(1.12)	(0.89)	(1.03)	(1.53)	(1.63)	(1.48)	(1.68)
Portfolio turnover rate %	46	140	128	48	121	28	59

	Class B
	Six Months Ended April 30, 2007	Year Ended October 31,		Five Months Ended October 31, 2004(1)	Year Ended May 31,		Seven Months Ended May 31, 2002(2)
		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$4.16	3.67	3.34	3.50	3.00	3.75	3.84
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.07)*	(0.07)	(0.03)	(0.09)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	$0.31	0.56	0.40	(0.13)	0.59	(0.74)	(0.03)
Total from investment operations	$0.27	0.49	0.33	(0.16)	0.50	(0.75)	(0.09)
Net asset value, end of period	$4.43	4.16	3.67	3.34	3.50	3.00	3.75
Total Return(3)%	6.49	13.35	9.88	(4.57)	16.67	(20.00)	(2.34)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,175	10,851	11,740	13,632	15,452	14,311	1,194
Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	2.90	2.84	2.85	2.79	3.00	3.78	3.35
Net expenses after expense reimbursement(4)(5)%	2.50	2.50	2.50	2.50	2.57	2.50	2.50
Net investment loss after expense reimbursement(4)(5)%	(1.87)	(1.65)	(1.77)	(2.27)	(2.38)	(2.19)	(2.42)
Portfolio turnover rate %	46	140	128	48	121	28	59
(1)	The Fund changed its fiscal year end to October 31.
(2)	The Fund changed its fiscal year end to May 31.
(3)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized for periods less than one year.
(5)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30, 2007	Year Ended October 31,		Five Months Ended October 31, 2004(1)	Year Ended May 31,		Seven Months Ended May 31, 2002(2)
		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$4.14	3.65	3.33	3.48	2.97	3.76	3.84
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.07)	(0.07)	(0.03)	(0.09)	(0.01)	(0.07)
Net realized and unrealized gain (loss) on investments	$0.31	0.56	0.39	(0.12)	0.60	(0.78)	(0.01)
Total from investment operations	$0.26	0.49	0.32	(0.15)	0.51	(0.79)	(0.08)
Net asset value, end of period	$4.40	4.14	3.65	3.33	3.48	2.97	3.76
Total Return(3)%	6.28	13.42	9.61	(4.31)	17.17	(21.01)	(2.08)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,727	3,576	3,611	3,924	4,656	4,641	642
Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	2.90	2.84	2.85	2.79	3.00	3.78	3.35
Net expenses after expense reimbursement(4)(5)%	2.50	2.50	2.50	2.50	2.57	2.50	2.50
Net investment loss after expense reimbursement(4)(5)%	(1.87)	(1.65)	(1.77)	(2.27)	(2.38)	(2.22)	(2.42)
Portfolio turnover rate %	46	140	128	48	121	28	59

	Class I
	Six Months Ended April 30, 2007	Year Ended October 31,		Five Months Ended October 31, 2004(1)	Year Ended May 31,		Seven Months Ended May 31, 2002(2)
		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$4.46	3.89	3.51	3.65	3.09	3.84	3.90
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.03)*	(0.03)	(0.02)	(0.05)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	$0.32	0.60	0.41	(0.12)	0.61	(0.74)	(0.02)
Total from investment operations	$0.30	0.57	0.38	(0.14)	0.56	(0.75)	(0.06)
Net asset value, end of period	$4.76	4.46	3.89	3.51	3.65	3.09	3.84
Total Return(3)%	6.73	14.65	10.83	(3.84)	18.12	(19.53)	(1.54)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,680	2,316	10,096	8,911	9,463	5,215	775
Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	1.90	1.84	1.85	1.79	2.00	2.78	2.35
Net expenses after expense reimbursement(4)(5)%	1.50	1.50	1.50	1.50	1.57	1.50	1.50
Net investment loss after expense reimbursement(4)(5)%	(0.85)	(0.75)	(0.78)	(1.28)	(1.38)	(1.22)	(1.42)
Portfolio turnover rate %	46	140	128	48	121	28	59

(1)	The Fund changed its fiscal year end to October 31.
(2)	The Fund changed its fiscal year end to May 31.
(3)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized for periods less than one year.
(5)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended April 30, 2007	Year Ended October 31,		Five Months Ended October 31, 2004(1)	Year Ended May 31,		Seven Months Ended May 31, 2002(2)
		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$4.39	3.84	3.48	3.62	3.08	3.83	3.90
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.03)	(0.03)	(0.02)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.31	0.58	0.39	(0.12)	0.58	(0.72)	(0.05)
Total from investment operations	$0.29	0.55	0.36	(0.14)	0.54	(0.75)	(0.07)
Net asset value, end of period	$4.68	4.39	3.84	3.48	3.62	3.08	3.83
Total Return(3)%	6.61	14.32	10.34	(3.87)	17.53	(19.58)	(1.80)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$29,125	27,049	15,702	11,808	11,509	1,935	610
Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	2.15	2.09	2.10	2.04	2.23	3.04	2.60
Net expenses after expense reimbursement(4)(5)%	1.75	1.75	1.75	1.75	1.80	1.75	1.75
Net investment loss after expense reimbursement(4)(5)%	(1.12)	(0.87)	(1.04)	(1.53)	(1.61)	(1.48)	(1.73)
Portfolio turnover rate %	46	140	128	48	121	28	59

(1)	The Fund changed its fiscal year end to October 31.
(2)	The Fund changed its fiscal year end to May 31.
(3)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized for periods less than one year.
(5)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL EQUITY FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30, 2007		Year Ended October 31,
			2006		2005		2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$10.80		8.83		7.41		6.55	5.42	7.27
Income (loss) from investment operations:
Net investment income (loss)	$0.06		0.16	*	0.09	*	0.04	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	$1.33		1.93		1.37		0.89	1.10	(1.84)
Total from investment operations	$1.39		2.09		1.46		0.93	1.14	(1.85)
Less distributions from:
Net investment income	$0.15		0.12		0.04		0.07	0.01	—
Total distributions	$0.15		0.12		0.04		0.07	0.01	—
Payment by affiliate	$—		—		0.00	†	—	—	—
Net asset value, end of period	$12.04		10.80		8.83		7.41	6.55	5.42
Total Return(2)%	12.96		23.81		19.84	††	14.40	20.96	(25.45)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$29,862		28,424		28,896		33,333	37,452	36,737
Ratios to average net assets:
Gross expenses prior to expense reimbursement(5)%	1.73		1.68		1.79		1.83	2.04	1.83
Net expenses after expense reimbursement(3)(5)%	1.60	(4)	1.60		1.60		1.60	1.60	1.61
Net investment income (loss) after expense reimbursement(3)(5)%	0.99	(4)	1.58		1.14		0.47	0.61	(0.19)
Portfolio turnover rate %	40		75		102		144	102	299

	Class B
	Six Months Ended April 30, 2007		Year Ended October 31,
			2006		2005		2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$10.51		8.62		7.25		6.42	5.34	7.22
Income (loss) from investment operations:
Net investment income (loss)	$0.02		0.08		0.03	*	(0.02)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	$1.29		1.88		1.34		0.90	1.09	(1.82)
Total from investment operations	$1.31		1.96		1.37		0.88	1.08	(1.88)
Less distributions from:
Net investment income	$0.08		0.07		—		0.05	—	—
Total distributions	$0.08		0.07		—		0.05	—	—
Payment by affiliate	$—		—		0.00	†	—	—	—
Net asset value, end of period	$11.74		10.51		8.62		7.25	6.42	5.34
Total Return(2)%	12.52		22.85		18.90	††	13.74	20.22	(26.04)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,744		4,477		3,090		2,102	1,515	829
Ratios to average net assets:
Gross expenses prior to expense reimbursement(5)%	2.48		2.43		2.54		2.58	2.79	2.59
Net expenses after expense reimbursement(3)(5)%	2.35	(4)	2.35		2.35		2.35	2.35	2.36
Net investment income (loss) after expense reimbursement(3)(5)%	0.23	(4)	0.90		0.40		(0.27)	(0.20)	(0.91)
Portfolio turnover rate %	40		75		102		144	102	299
(1)	Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(3)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
(5)	Annualized for periods less than one year.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
†	Amount represents less than $0.005 per share.
††	There was no impact on total return from the payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL EQUITY FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30, 2007		Year Ended October 31,
			2006		2005		2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$10.51		8.61		7.23		6.40	5.33	7.19
Income (loss) from investment operations:
Net investment income (loss)	$0.01		0.08	*	0.03	*	(0.02)	(0.01)	(0.21)
Net realized and unrealized gain (loss) on investments	$1.30		1.87		1.35		0.89	1.08	(1.65)
Total from investment operations	$1.31		1.95		1.38		0.87	1.07	(1.86)
Less distributions from:
Net investment income	$0.09		0.05		—		0.04	—	—
Total distributions	$0.09		0.05		—		0.04	—	—
Payment by affiliate	$—		—		0.00	†	—	—	—
Net asset value, end of period	$11.73		10.51		8.61		7.23	6.40	5.33
Total Return(2)%	12.49		22.75		19.09	††	13.63	20.08	(25.87)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,502		2,014		1,417		1,419	1,310	905
Ratios to average net assets:
Gross expenses prior to expense reimbursement(5)%	2.48		2.43		2.54		2.58	2.79	2.57
Net expenses after expense reimbursement(3)(5)%	2.35	(4)	2.35		2.35		2.35	2.35	2.36
Net investment income (loss) after expense reimbursement(3)(5)%	0.33	(4)	0.77		0.40		(0.29)	(0.17)	(1.03)
Portfolio turnover rate %	40		75		102		144	102	299

	Class I
	Six Months Ended April 30, 2007		Year Ended October 31,
			2006		2005		2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$10.88		8.90		7.47		6.60	5.46	7.32
Income (loss) from investment operations:
Net investment income (loss)	$0.08		0.18	*	0.12	*	0.09	0.05	0.00 *†
Net realized and unrealized gain (loss) on investments	$1.32		1.94		1.37		0.87	1.11	(1.86)*
Total from investment operations	$1.40		2.12		1.49		0.96	1.16	(1.86)
Less distributions from:
Net investment income	$0.18		0.14		0.06		0.09	0.02	—
Total distributions	$0.18		0.14		0.06		0.09	0.02	—
Payment by affiliate	$—		—		0.00	†	—	—	—
Net asset value, end of period	$12.10		10.88		8.90		7.47	6.60	5.46
Total Return(2)%	12.98		24.06		20.13	††	14.76	21.31	(25.41)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,773		6,459		6,301		8,028	20,797	17,098
Ratios to average net assets:
Gross expenses prior to expense reimbursement(5)%	1.48		1.43		1.54		1.58	1.79	1.58
Net expenses after expense reimbursement(3)(5)%	1.35	(4)	1.35		1.35		1.35	1.35	1.36
Net investment income after expense reimbursement(3)(5)%	1.25	(4)	1.81		1.43		0.84	0.89	0.04
Portfolio turnover rate %	40		75		102		144	102	299

(1)	Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(3)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
(5)	Annualized for periods less than one year.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
†	Amount represents less than $0.005 per share.
††	There was no impact on total return from the payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL EQUITY FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding each period.

	Class O
	Six Months Ended April 30, 2007		Year Ended October 31,
			2006	2005		2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$10.79		8.83	7.42		6.57	5.45	7.28
Income (loss) from investment operations:
Net investment income	$0.06		0.14	0.10	*	0.05	0.02	0.01	*
Net realized and unrealized gain (loss) on investments	$1.32		1.95	1.36		0.89	1.11	(1.84	)*
Total from investment operations	$1.38		2.09	1.46		0.94	1.13	(1.83)
Less distributions from:
Net investment income	$0.16		0.13	0.05		0.09	0.01	—
Total distributions	$0.16		0.13	0.05		0.09	0.01	—
Net asset value, end of period	$12.01		10.79	8.83		7.42	6.57	5.45
Total Return(2)%	12.86		23.83	19.80		14.50	20.87	(25.14)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$86,078		66,203	31,125		13,981	4,546	854
Ratios to average net assets:
Gross expenses prior to expense reimbursement(5)%	1.73		1.68	1.79		1.83	2.04	1.98
Net expenses after expense reimbursement(3)(5)%	1.60	(4)	1.60	1.60		1.60	1.60	1.61
Net investment income after expense reimbursement(3)(5)%	1.10	(4)	1.66	1.18		0.59	0.43	0.17
Portfolio turnover rate %	40		75	102		144	102	299
(1)	Effective March 1, 2002, ING Investment, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management, Co. was appointed as Sub-Adviser.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(3)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
(5)	Annualized for periods less than one year.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate investment series, which comprise the Company. This report is for ING Global Science and Technology Fund (”Global Science and Technology”) and ING International Equity Fund (“International Equity“) which are two diversified series of the Company (each , a “Fund” and collectively, the “Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds may enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies or to help protect Fund assets against adverse changes in foreign currency exchange rates. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. The Funds pay dividends and capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F. Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Repurchase Agreements. The Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. A Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Securities Lending. The Funds have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sale of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Funds may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

Delayed Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in a Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2007, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Science and Technology	$34,510,150	$39,412,166
International Equity	51,607,748	46,021,237

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of each Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Funds, at the following annual rates:

For Global Science and Technology — 1.050% on the first $500 million, 1.025% on the next $500 million and

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

1.000% in excess of $1 billion; and International Equity — 0.850% for the first $250 million; 0.800% on next $250 million; 0.775% on next $250 million; 0.750% on next $1.25 billion and 0.700% in excess of $2 billion.

BlackRock Advisors, LLC (“BlackRock”), a Delaware limited liability company, serves as the sub-adviser to Global Science and Technology pursuant to a sub-advisory agreement between the Investment Adviser and BlackRock.

ING Investment Management, Co (“ING IM”), a Connecticut corporation, serves as the sub-adviser to International Equity pursuant to a sub-advisory agreement between the Investment Adviser and ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM and BlackRock manage the Funds’ assets in accordance with each Fund’s investment objectives, policies, and limitations.

Effective November 1, 2006, certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended April 30, 2007, International Equity waived $258. These fees are not subject to recoupment.

ING Funds Services, LLC (“IFS”) acts a administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (“IFD” or “Distributor”) is the principal underwriter for the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one the of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING Investments has entered into a Service Agreement with the Company and ING Life Insurance and Annuity Company (“ILIAC”), an indirect wholly-owned subsidiary of ING Groep, under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of International Equity that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the six months ended April 30, 2007, ING Investments paid ILIAC $38,113 and $14,037 for Class A and Class I, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of the Funds’ shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class A, Class B, Class C and Class O shares. For the six months ended April 30, 2007, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges
Global Science and Technology	$917	N/A
International Equity	1,942	N/A
Contingent Deferred Sales Charges
Global Science and Technology	—	$289
International Equity	—	34

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At April 30, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Global Science and Technology	$68,200	$5,183	$23,523	$96,906
International Equity	89,476	8,443	29,450	127,369

At April 30, 2007, ING National Trust, an indirect wholly-owned subsidiary of ING Groep, owned 19.66% and 13.20% of Global Science and Technology and International Equity, respectively. ILIAC, an indirect wholly-owned subsidiary of ING Groep, owned 6.31% of Global Science and Technology.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with each Fund to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Global Science and Technology	1.75%	2.50%	2.50%	1.50%	1.75%
International Equity	1.60%	2.35%	2.35%	1.35%	1.60%

The Investment Adviser may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2007, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	April 30,
	2008	2009	2010	Total
Global Science and Technology	$121,500	$266,421	$316,020	$703,941
International Equity	56,469	126,150	121,449	304,068

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 30 days prior the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Fund; and (3) enable the Fund and such other funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Funds will pay their pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the six months ended April 30, 2007, the Funds did not have any loans outstanding under the line of credit.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Six Months Ended April 30, 2007	Year Ended October 31, 2006	Six Months Ended April 30, 2007	Year Ended October 31, 2006
Global Science and Technology (Number of Shares)
Shares sold	583,109	1,886,783	68,350	142,140
Shares redeemed	(1,515,187)	(2,458,881)	(374,920)	(736,161)

Net decrease in shares outstanding	(932,078)	(572,098)	(306,570)	(594,021)

Global Science and Technology ($)
Shares sold	$2,626,223	$8,171,232	$293,052	$594,484
Shares redeemed	(6,822,914)	(10,416,320)	(1,609,358)	(3,000,955)

Net decrease	$(4,196,691)	$(2,245,088)	$(1,316,306)	$(2,406,471)

	Class C		Class I
	Six Months Ended April 30, 2007	Year Ended October 31, 2006	Six Months Ended April 30, 2007	Year Ended October 31, 2006
Global Science and Technology (Number of Shares)
Shares sold	28,048	128,248	559,897	551,279
Shares redeemed	(271,707)	(254,471)	(96,653)	(2,626,944)

Net increase (decrease) in shares outstanding	(243,659)	(126,223)	463,244	(2,075,665)

Global Science and Technology ($)
Shares sold	$120,249	$527,917	$2,583,078	$2,268,501
Shares redeemed	(1,177,396)	(1,043,736)	(451,805)	(11,207,135)

Net increase (decrease)	$(1,057,147)	$(515,819)	$2,131,273	$(8,938,634)

	Class O
	Six Months Ended April 30, 2007	Year Ended October 31, 2006
Global Science and Technology (Number of Shares)
Shares sold	1,694,562	4,569,443
Shares redeemed	(1,636,954)	(2,495,857)

Net increase in shares outstanding	57,608	2,073,586

Global Science and Technology ($)
Shares sold	$7,699,619	$19,833,005
Shares redeemed	(7,421,859)	(10,704,257)

Net increase	$277,760	$9,128,748

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B
	Six Months Ended April 30, 2007	Year Ended October 31, 2006	Six Months Ended April 30, 2007	Year Ended October 31, 2006
International Equity (Number of Shares)
Shares sold	269,347	727,199	34,478	157,010
Dividends reinvested	33,790	38,435	2,530	2,195
Shares redeemed	(452,881)	(1,406,011)	(58,610)	(91,939)

Net increase (decrease) in shares outstanding	(149,744)	(640,377)	(21,602)	67,266

International Equity ($)
Shares sold	$3,071,479	$7,314,981	$378,679	$1,530,846
Dividends reinvested	379,804	360,907	27,807	20,196
Shares redeemed	(5,222,388)	(14,170,152)	(659,555)	(910,604)

Net increase (decrease)	$(1,771,105)	$(6,494,264)	$(253,069)	$640,438

	Class C		Class I
	Six Months Ended April 30, 2007	Year Ended October 31, 2006	Six Months Ended April 30, 2007	Year Ended October 31, 2006
International Equity (Number of Shares)
Shares sold	37,514	65,339	19,331	23,603
Dividends reinvested	1,118	682	9,047	10,025
Shares redeemed	(16,928)	(39,130)	(62,535)	(147,633)

Net increase (decrease) in shares outstanding	21,704	26,891	(34,157)	(114,005)

International Equity ($)
Shares sold	$423,939	$641,659	$222,359	$238,843
Dividends reinvested	12,287	6,273	102,138	94,640
Shares redeemed	(187,119)	(381,395)	(721,284)	(1,476,045)

Net increase (decrease)	$249,107	$266,537	$(396,787)	$(1,142,562)

	Class O
	Six Months Ended April 30, 2007	Year Ended October 31, 2006
International Equity (Number of Shares)
Shares sold	2,164,172	4,585,452
Dividends reinvested	82,133	47,755
Shares redeemed	(1,215,766)	(2,021,593)

Net increase in shares outstanding	1,030,539	2,611,614

International Equity ($)
Shares sold	$24,769,487	$46,195,135
Dividends reinvested	921,536	447,941
Shares redeemed	(13,873,458)	(20,393,718)

Net increase	$11,817,565	$26,249,358

NOTE 10 — CONCENTRATION OF RISKS

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 10 — CONCENTRATION OF RISKS (continued)

Science and Technology — Global Science and Technology Fund’s focus on stocks in the science and technology sector makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund’s performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (“Agreement”). The securities purchased with cash collateral received are reflected in the Funds’ Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2007, the market value of the securities on loan and the collateral was as follows:

	Value of Securities Loaned	Value of Collateral
Global Science and Technology	$17,296,627	$18,010,568
International Equity	788,510	805,473

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2007	Year Ended October 31, 2006
	Ordinary Income	Ordinary Income
International Equity	$1,534,945	$979,953

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2006 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ Depreciation	Capital Loss Carryforwards	Expiration Dates

Global Science and Technology	$—	$11,851,879	$(58,227,346)	2007
			(45,066,671)	2008
			(6,376,213)	2009
			(618,714)	2010
			(8,286,525)	2011
			(5,162,098)	2012
			(903,833)	2013

			$(124,641,400)*

International Equity	1,503,654	15,413,755	$(25,740,392)	2009
			(18,073,242)	2010

			$(43,813,634)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For October year-end funds, this would be no later than their April 30, 2008 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of April 30, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, IFD, the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•

Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•

ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•

In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ILIAC, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•

The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•

ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a One-Page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One–Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2007 (UNAUDITED) ING GLOBAL SCIENCE AND TECHNOLOGY FUND

Shares			Value
COMMON STOCK: 96.8%
Bermuda: 0.5%
10,300		Accenture Ltd.	$402,730

			402,730

Brazil: 0.5%
28,400	@, L	NET Servicos de Comunicacao SA ADR	424,012

			424,012

Canada: 0.5%
9,500	@	Cognos, Inc.	409,545

			409,545

Cayman Islands: 0.6%
21,100		Seagate Technology, Inc.	467,365

			467,365

China: 0.0%
1,300	@	China Communications Services Corp., Ltd.	811

			811

France: 3.6%
4,400	@	Alstom	654,225
13,600	@	Business Objects SA ADR	510,136
5,454		Capgemini SA	412,530
3,200		Neopost SA	463,764
5,561	@	NicOx SA	148,323
4,500		Schneider Electric SA	634,685

			2,823,663

Germany: 2.8%
31,400	@, L	Infineon Technologies AG ADR	487,642
14,600		SAP AG ADR	700,800
3,800		Siemens AG	458,695
6,100		Software AG	536,717

			2,183,854

Hong Kong: 1.7%
83,900		ASM Pacific Technology	529,025
86,600		China Mobile Ltd.	780,010

			1,309,035

India: 1.2%
46,700	@	Bharti Airtel Ltd.	914,554

			914,554

Japan: 3.7%
6,500		Disco Corp.	403,840
27,200		Kurita Water Industries Ltd.	678,987
1,200		Nintendo Co., Ltd.	374,847
33,400		NSD CO., Ltd.	544,189
2,500		Obic Co., Ltd.	464,000
55,300		Shimadzu Corp.	478,080

			2,943,943

Mexico: 1.3%
19,900		America Movil SA de CV ADR	1,045,347

			1,045,347

Netherlands: 0.7%
19,000	@	ASML Holding NV	517,750

			517,750

Shares			Value
Singapore: 0.8%
442,000	@	United Test and Assembly Center Ltd.	$257,322
16,416	@	Verigy Ltd.	414,832

			672,154

South Korea: 1.2%
3,900	@	NHN Corp.	610,024
600		Samsung Electronics Co., Ltd.	366,936

			976,960

Switzerland: 2.2%
3,400	L	Alcon, Inc.	458,762
3,500		Roche Holding AG	659,075
7,000		Roche Holding AG ADR	661,888

			1,779,725

Taiwan: 3.3%
1		Cheng Uei Precision Industry Co., Ltd.	3
160,000		Gemtek Technology Corp.	409,267
71,027		HON HAI Precision Industry Co., Ltd.	468,424
450,000		Inventec Co., Ltd.	331,499
30,000		MediaTek, Inc.	373,128
246,000		Realtek Semiconductor Corp.	496,097
51,000		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	537,540

			2,615,958

United Kingdom: 1.9%
62,300	@	Autonomy Corp. PLC	929,649
92,900		Meggitt PLC	565,298

			1,494,947

United States: 70.3%
7,400		Abbott Laboratories	418,988
21,000	@, L	Adobe Systems, Inc.	872,760
22,800	@, L	Agilent Technologies, Inc.	783,636
10,600	@, L	Akamai Technologies, Inc.	467,248
10,300	@, L	Alexion Pharmaceuticals, Inc.	431,158
20,600	@	Altera Corp.	464,324
15,100		Amphenol Corp.	530,161
10,300	L	Analog Devices, Inc.	397,786
18,800	@	Apple, Inc.	1,876,240
28,600	@	Applera Corp. — Celera Genomics Group	400,400
32,850		Applied Materials, Inc.	631,377
12,700	@, L	aQuantive, Inc.	388,747
24,600		AT&T, Inc.	952,512
24,600	@, L	Atheros Communications, Inc.	659,034
15,700	@	Autodesk, Inc.	647,939
8,700	@	Avnet, Inc.	355,830
8,000		Becton Dickinson & Co.	629,520
12,300	@	Biogen Idec, Inc.	580,683
22,000	@, L	BioMarin Pharmaceuticals, Inc.	355,520
13,900		Biomet, Inc.	600,480
26,200	@	Broadcom Corp.	852,810
24,400	@, L	Cadence Design Systems, Inc.	541,680
8,700	@, L	Charles River Laboratories International, Inc.	412,032
22,400	@, L	Chordiant Software, Inc.	296,352
20,500	@, L	Ciena Corp.	597,780
51,700	@	Cisco Systems, Inc.	1,382,458

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED) ING GLOBAL SCIENCE AND TECHNOLOGY FUND

Shares			Value
32,000	@	Corning, Inc.	$759,040
10,900		CVS Corp.	395,016
14,600	@, L	Cyberonics	319,156
24,500	@, L	DST Systems, Inc.	1,912,224
18,600	@	eBay, Inc.	631,284
9,000	@, L	Electronic Arts, Inc.	453,690
27,100	@, L	EMC Corp.	411,378
15,300	@	Fiserv, Inc.	813,501
28,500	@, L	Foundry Networks, Inc.	430,920
12,300	@, L	Genentech, Inc.	983,877
11,900	@	Gilead Sciences, Inc.	972,468
14,300		Goodrich Corp.	812,812
3,200	@	Google, Inc.	1,508,416
13,300	L	Harris Corp.	682,955
22,400		Hewlett-Packard Co.	943,936
8,800	@, L	Integra LifeSciences Holdings Corp.	401,016
25,600	@	Integrated Device Technology, Inc.	383,488
45,300		Intel Corp.	973,950
16,700		International Business Machines Corp.	1,706,907
14,500		Intersil Corp.	431,955
8,700		Johnson & Johnson	558,714
25,300	@, L	Juniper Networks, Inc.	565,708
19,200	L	KLA-Tencor Corp.	1,066,560
18,825	@	Kosan Biosciences, Inc.	108,244
12,500	@	Lam Research Corp.	672,250
15,400	@, L	Liberty Global, Inc.	552,706
12,300		Linear Technology Corp.	460,266
9,500		Lockheed Martin Corp.	913,330
40,400	@, L	LSI Logic Corp.	343,400
16,900		Maxim Integrated Products	536,068
15,300		Medtronic, Inc.	809,829
8,900	@	MEMC Electronic Materials, Inc.	488,432
13,600		Merck & Co., Inc.	699,584
21,100	@	MetroPCS Communications, Inc.	591,855
34,588		Microsoft Corp.	1,035,565
21,700		Motorola, Inc.	376,061
4,600	@	MWI Veterinary Supply, Inc.	170,936
23,200	@, L	Myriad Genetics, Inc.	847,960
20,400		National Semiconductor Corp.	536,520
30,100	@	NetList, Inc.	118,895
8,800	@	Netlogic Microsystems, Inc.	270,688
12,800	@	Network Appliance, Inc.	476,288
12,100	@, L	Nvidia Corp.	397,969
8,300	@, L	Optium Corp.	147,740
36,892	@	Oracle Corp.	693,570
10,600	L	Owens & Minor, Inc.	374,710
25,800		Qualcomm, Inc.	1,130,040
24,400	@, L	Regeneron Pharmaceuticals, Inc.	663,680
12,600	@, L	RightNow Technologies, Inc.	187,236
15,900	@	Salary.com, Inc.	190,800
10,600	@, L	Salesforce.com, Inc.	445,200
12,600	@	SenoRx, Inc.	100,170
6,500		Stryker Corp.	422,110
8,800	@, L	Switch and Data, Inc.	161,304
24,900	@	Sybase, Inc.	602,331
14,700	@	Synopsys, Inc.	406,602
16,900		Texas Instruments, Inc.	580,853
4,100		Textron, Inc.	416,847
22,000	@, L	Thoratec Corp.	431,640
43,100	@, L	TIBCO Software, Inc.	393,072

Shares				Value
7,100	@	Varian, Inc.		$411,516
23,300	@, L	VeriSign, Inc.		637,255
29,510		Windstream Corp.		431,436
27,500	@		Wright Medical Group, Inc.	649,550
14,600		Xilinx, Inc.		430,408
5,100	@	Zimmer Holdings, Inc.		461,448

				55,422,790

		Total Common Stock (Cost $62,583,959 )		76,405,143

Principal Amount
SHORT-TERM INVESTMENTS: 24.9%
U.S. Government Agency Obligations: 2.0%
$1,600,000		Federal Home Loan Bank, 4.850%, due 05/01/07		1,599,776

		Total U.S. Government Agency Obligations (Cost $1,599,776)		1,599,776

Securities Lending Collateralcc: 22.9%
18,010,568	The Bank of New York Institutional Cash Reserves Fund			18,010,568

	Total Securities Lending Collateral (Cost $18,010,568)			18,010,568

		Total Short-Term Investments (Cost $19,610,344)		19,610,344

	Total Investments in Securities
		(Cost $82,194,303)*	121.7%	$96,015,487
		Other Assets and Liabilities-Net	(21.7)	(17,129,125)

		Net Assets	100.0%	$78,886,362

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2007.
*	Cost for federal income tax purposes is $82,338,841.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,242,304
Gross Unrealized Depreciation	(565,658)

Net Unrealized Appreciation	$13,676,646

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED) ING GLOBAL SCIENCE AND TECHNOLOGY FUND

Industry	Percentage of Net Assets
Aerospace/Defense	2.9%
Biotechnology	6.3
Commercial Services	0.5
Computers	12.8
Distribution/Wholesale	0.7
Electrical Components & Equipment	0.8
Electronics	3.2
Environmental Control	0.9
Hand/Machine Tools	0.5
Healthcare — Products	7.5
Internet	6.5
Machinery — Diversified	0.8
Media	1.2
Miscellaneous Manufacturing	1.1
Office/Business Equipment	0.6
Pharmaceuticals	4.8
Retail	0.5
Semiconductors	17.6
Software	11.9
Telecommunications	15.2
Toys/Games/Hobbies	0.5
Short-Term Investments	24.9
Other Assets and Liabilities — Net	(21.7)

Net Assets	100.0%

At April 30, 2007 the following forward currency contracts were outstanding for the ING Global Science and Technology Fund:

Currency		Buy/Sell	Settlement Date	In Exchange For		USD Equivalent	Value	Unrealized Appreciation/ (Depreciation)
							USD

EURO

EUR	100,000	Buy	7/18/07	135,402	USD	—	136,870	1,468

EURO

EUR	580,000	Buy	7/18/07	791,536	USD	—	793,845	2,309

British Pound Sterling

GBP	675,000	Buy	7/18/07	1,352,005	USD	—	1,348,998	(3,007)

Japanese Yen

JPY	61,405,000	Buy	7/23/07	521,606	USD	—	519,621	(1,985)

Norway Krone

NOK	735,000	Buy	7/18/07	122,130	USD	—	123,794	1,664

								449

Canada Dollars

CAD	25,000	Sell	7/18/07	21,769	USD	—	22,577	(808)

Canada Dollars

CAD	155,000	Sell	7/18/07	137,824	USD	—	139,980	(2,156)

Canada Dollars

CAD	155,000	Sell	7/18/07	137,823	USD	—	139,980	(2,157)

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED) ING GLOBAL SCIENCE AND TECHNOLOGY FUND

Currency		Buy/Sell	Settlement Date	In Exchange For		USD Equivalent	Value	Unrealized Appreciation/ (Depreciation)
							USD

Switzerland Francs

CHF	760,000	Sell	7/18/07	629,397	USD	—	633,492	(4,095)

EURO

EUR	1,000,000	Sell	7/18/07	678,725	GBP	1,356,442	1,368,698	(12,256)

EURO

EUR	985,000	Sell	7/18/07	156,522,833	JPY	1,323,655	1,348,168	(24,513)

EURO

EUR	985,000	Sell	7/18/07	156,435,040	JPY	1,322,912	1,348,168	(25,256)

EURO

EUR	1,631,700	Sell	7/18/07	2,199,491	USD	—	2,233,305	(33,814)

British Pound Sterling

GBP	575,000	Sell	7/18/07	1,136,603	USD	—	1,149,147	(12,544)

British Pound Sterling

GBP	675,000	Sell	7/18/07	1,352,254	USD	—	1,348,998	3,256

Hong Kong Dollars

HKD	7,580,000	Sell	7/18/07	972,830	USD	—	971,394	1,436

Japanese Yen

JPY	79,120,701	Sell	7/18/07	495,000	EUR	677,506	669,094	8,412

Japanese Yen

JPY	352,633,500	Sell	7/18/07	2,993,283	USD	—	2,982,089	11,194

Korea (South) Won

KRW	2,434,445,000	Sell	7/19/07	2,624,116	USD	—	2,619,655	4,461

Singapore Dollars

SGD	546,000	Sell	7/18/07	361,805	USD	—	361,502	303

Taiwan New Dollars

TWD	75,000,000	Sell	7/19/07	2,272,555	USD	—	2,258,664	13,891

								(74,646)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2007 (UNAUDITED) ING INTERNATIONAL EQUITY FUND

Shares			Value
COMMON STOCK: 95.4%
Australia: 3.9%
82,105		BHP Billiton Ltd.	$2,004,542
104,091	@	Brambles Ltd.	1,135,492
54,100		National Australia Bank Ltd.	1,921,760

			5,061,794

Belgium: 2.0%
11,400		KBC Groep NV	1,508,266
13,373		Omega Pharma SA	1,081,653

			2,589,919

Brazil: 1.5%
9,300		Petroleo Brasileiro SA ADR	941,439
9,600		Uniao de Bancos Brasileiros SA GDR	931,776

			1,873,215

China: 0.9%
984,000		China Yurun Food Group Ltd.	1,129,543

			1,129,543

Egypt: 0.7%
13,400		Orascom Telecom GDR	924,918

			924,918

France: 9.7%
119,384		Alcatel SA	1,576,669
13,600		Bouygues SA	1,083,663
11,656		LVMH Moet Hennessy Louis Vuitton SA	1,358,634
18,141	@	SeLoger.com	795,908
9,893		Societe Generale	2,096,561
31,600		Total SA	2,329,492
23,098		Veolia Environnement	1,906,330
36,522		Vivendi	1,506,506

			12,653,763

Germany: 8.3%
13,958		Deutsche Bank AG	2,142,918
8,500		Fresenius Medical Care AG & Co. KGaA	1,273,429
25,251		Heidelberger Druckmaschinen	1,191,120
8,100		Henkel KGaA	1,273,496
9,223		Hochtief AG	968,940
13,500		RWE AG	1,426,789
20,915		Siemens AG	2,524,634

			10,801,326

Greece: 1.2%
37,021		Coca-Cola Hellenic Bottling Co. SA	1,605,072

			1,605,072

Hong Kong: 0.8%
82,000		Cheung Kong Holdings Ltd.	1,062,327

			1,062,327

Indonesia: 0.7%
20,000		Telekomunikasi Indonesia Tbk PT ADR	918,600

			918,600

Ireland: 2.9%
37,800		Bank of Ireland — Dublin Exchange	811,277
20,500		Bank of Ireland — London Exchange	439,807
53,426		Depfa Bank PLC	987,639

Shares			Value
57,013	@	Smurfit Kappa PLC	$1,563,833

			3,802,556

Italy: 5.8%
127,122		Capitalia S.p.A.	1,210,389
54,800		ERG S.p.A.	1,531,964
204,859		Intesa Sanpaolo S.p.A.	1,716,523
39,464		Italcementi S.p.A.	1,260,784
735,949		Telecom Italia S.p.A.	1,797,897

			7,517,557

Japan: 19.7%
137,000		Bank of Yokohama Ltd.	1,002,981
41,200		Don Quijote Co., Ltd.	743,538
183		East Japan Railway Co.	1,483,940
20,600	@	Elpida Memory, Inc.	867,927
230,000		Fuji Heavy Industries Ltd.	1,137,666
355,500	@	Haseko Corp.	1,177,288
53,300		Hitachi Construction Machinery Co., Ltd.	1,663,410
24,300		Hoya Corp.	746,718
207		Kenedix, Inc.	906,780
100,500		Konica Minolta Holdings, Inc.	1,375,130
64,000		Matsushita Electric Industrial Co., Ltd.	1,234,057
145		Mitsubishi UFJ Financial Group, Inc.	1,508,304
45,000		Mitsui Fudosan Co., Ltd.	1,313,532
238		Nippon Telegraph & Telephone Corp.	1,181,676
35,000		Seven & I Holdings Co., Ltd.	1,009,254
7,770		SFCG Co., Ltd.	1,366,376
41,400		Shinko Electric Industries	996,021
167,000		Sumitomo Chemical Co., Ltd.	1,102,996
65,000		Sumitomo Corp.	1,113,265
305,000		Sumitomo Metal Industries Ltd.	1,548,613
1		Sumitomo Rubber Industries, Inc.	11
87,000		Sumitomo Trust & Banking Co., Ltd.	849,631
36,600		Tokyo Electric Power Co., Inc.	1,216,428

			25,545,542

Mexico: 0.9%
11,200		Fomento Economico Mexicano SA de CV ADR	1,206,128

			1,206,128

Netherlands: 4.2%
74,720		Royal Dutch Shell PLC — Class B	2,631,283
74,066	@	Tele Atlas NV	1,529,968
28,392		USG People NV	1,288,410

			5,449,661

Norway: 1.1%
50,500	@	Petroleum Geo-Services ASA	1,381,311

			1,381,311

Russia: 0.6%
10,297	L	Wimm-Bill-Dann Foods OJSC ADR	829,938

			829,938

South Africa: 0.8%
28,730		Sasol Ltd. ADR	981,704

			981,704

South Korea: 0.6%
8,985		Kookmin Bank ADR	807,033

			807,033

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED) ING INTERNATIONAL EQUITY FUND

Shares			Value
Spain: 2.6%
63,493		Banco Bilbao Vizcaya Argentaria SA	$1,518,147
84,222		Telefonica SA	1,891,746

			3,409,893

Sweden: 1.1%
40,143		Atlas Copco AB	1,440,908

			1,440,908

Switzerland: 7.3%
6,838		Nestle SA	2,706,948
15,760		Roche Holding AG	2,967,720
37,470		UBS AG - Reg	2,435,135
4,622		Zurich Financial Services AG	1,341,168

			9,450,971

United Kingdom: 18.1%
30,257		AstraZeneca PLC	1,645,561
109,262		Barclays PLC	1,577,384
119,244	@	British Airways PLC	1,199,579
48,145		British American Tobacco PLC	1,490,113
33,563		Carnival PLC	1,690,316
95,545		Croda International	1,195,219
271,376		First Choice Holidays PLC	1,553,588
79,800		GlaxoSmithKline PLC	2,301,692
215,071		HSBC Holdings PLC	3,968,289
161,091		International Power PLC	1,408,521
537,701		Legal & General Group PLC	1,648,981
42,223		Scottish & Southern Energy PLC	1,262,228
101,036		Tate & Lyle PLC	1,252,847
476,100		Vodafone Group PLC	1,354,484

			23,548,802

		Total Common Stock (Cost $ 103,759,453 )	123,992,481

PREFERRED STOCK: 1.2%
Germany: 1.2%
41,779		ProSieben SAT.1 Media AG	1,520,656

		Total Preferred Stock (Cost $ 1,397,906 )	1,520,656

		Total Long-Term Investments (Cost $105,157,359)	125,513,137

Principal Amount
SHORT-TERM INVESTMENTS: 3.4%
Money Market Fund: 2.6%
$3,400,000	**	ING Institutional Prime Money Market Fund	3,400,000

			3,400,000

Principal Amount			Value
Repurchase Agreement: 0.2%
201,000	Morgan Stanley Repurchase Agreement dated 04/30/07, 5.200%, due 05/01/07, $201,029 to be received upon repurchase (Collateralized by $205,000 Federal National Mortgage Association, 3.700%, Market Value plus accrued interest $205,296, due 05/23/08)		$201,000

	Total Repurchase Agreement (Cost $201,000)		201,000

Securities Lending Collateralcc: 0.6%
805,473	The Bank of New York Institutional Cash Reserves Fund		805,473

	Total Securities Lending Collateral (Cost $805,473)		805,473

	Total Short-Term Investments (Cost $4,406,473)		4,406,473

	Total Investments in Securities
	(Cost $109,563,832)*	100.0%	$129,919,610
	Other Assets and Liabilities-Net	0.0	40,402

	Net Assets	100.0%	$129,960,012

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $109,578,920.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,299,710
Gross Unrealized Depreciation	(1,959,020)

Net Unrealized Appreciation	$20,340,690

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED) ING INTERNATIONAL EQUITY FUND

Industry	Percentage of Net Assets
Agriculture	1.1%
Airlines	0.9
Auto Manufacturers	0.9
Auto Parts & Equipment	0.0
Banks	19.2
Beverages	2.2
Building Materials	1.0
Chemicals	1.8
Commercial Services	1.9
Distribution/Wholesale	0.9
Diversified Financial Services	3.6
Electric	4.1
Electronics	0.6
Engineering & Construction	1.6
Food	4.6
Forest Products & Paper	1.2
Healthcare — Services	1.0
Holding Companies — Diversified	1.0
Home Builders	0.9
Home Furnishings	0.9
Household Products/Wares	1.0
Insurance	2.3
Internet	0.6
Iron/Steel	1.2
Leisure Time	2.5
Machinery — Construction & Mining	2.4
Machinery — Diversified	0.9
Media	2.4
Mining	1.5
Miscellaneous Manufacturing	3.0
Oil & Gas	6.5
Oil & Gas Services	1.1
Pharmaceuticals	6.1
Real Estate	1.8
Retail	1.3
Semiconductors	1.4
Software	1.2
Telecommunications	7.4
Transportation	1.1
Water	1.5
Short-Term Investments	3.4
Other Assets and Liabilities — Net	0.0

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

The 1940 Act, provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of the fund, including a majority of the Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the Board of certain of the mutual funds (collectively, the “Funds”) within the ING family of funds, including ING Global Science and Technology Fund and ING International Equity Fund (each, an “International Fund”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for the ING Global Science and Technology Fund and ING International Equity Fund, for an additional one-year period commencing January 1, 2007.

Overview of the Review Process

At a meeting of the Board held on December 13, 2006, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Directors.

The Contracts Committee began the formal review process in July 2006 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 25 and 26, 2006 and December 12, 2006, during which the Independent Directors, meeting

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2007, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both an absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each International Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the Standard & Poor’s 500® Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for both International Funds for the one-, three-, and five-year periods ending June 30, 2006 and September 30, 2006.

In evaluating the investment performance of ING Global Science and Technology Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the year-to-date, one-, three- and five-year periods, but underperformed for the most recent calendar quarter; (2) the Fund outperformed its benchmark index for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three- and five-year periods; and (3) the Fund is ranked in its Morningstar category in the second quintile for the year-to-date and one-year periods and in the third quintile for the most recent calendar quarter, three- and five-year periods. The Board concluded that the performance of the Fund is satisfactory.

In evaluating the investment performance of ING International Equity Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and its benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the third quintile for the three-year period, in the fourth quintile for the one- and ten-year periods and in the fifth quintile for the most recent calendar quarter, year-to-date and five-year periods. The Board further noted that, in an effort to address concerns regarding the Fund’s performance, the Sub-Adviser has invested additional resources to improve stock screenings and related analyses. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Directors received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis.

In assessing the reasonableness of the management fee for ING Global Science and Technology Fund, the Board reviewed comparative information provided by the Adviser and noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group. In assessing the reasonableness of the management fee and expense ratio for ING International Equity Fund, the Board noted that the management fee for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is equal to the median and above the average expense ratios of the funds in its Selected Peer Group. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2005 and December 31, 2004 and the nine-month period ended September 30, 2006. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of additional breakpoints with respect to either Fund at this time.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Fund

ING International Capital Appreciation Fund

ING International Equity Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-AINTLABCIO             (0407-062807)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	July 9, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	July 9, 2007